Exhibit 99.1

INVESTOR PRESENTATION PeerStream, Inc. | OTCQB: PEER September 2019

Safe Harbor

This presentation is for discussion purposes only. Certain material is based upon third party information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.

Certain statements in this presentation constitute "forward-looking statements" relating to PeerStream, Inc. ("PEER," "PeerStream", the "Company", "we", "our", or "us") made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. Words such as "anticipate," "assume," "began," "believe," "budget," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "plan," "potential," "predict," "project," "seek," "should," "target," "would" and variations of such words and similar expressions are intended to identify such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. Such forward-looking statements are subject to certain risks, uncertainties and assumptions relating to factors that could cause actual results to differ materially from those anticipated in such statements, including, without limitation, the following:

- our increasing focus on the use of new and novel technologies, such as blockchain, to enhance our applications, and our ability to timely complete development of applications using new technologies;
- our ability to effectively market and generate revenue from our software licensing and technology implementation services;
- our ability to generate and maintain active subscribers and to maintain engagement with our user base;
- the intense competition in the industries in which our business operates and our ability to effectively compete with existing competitors and new market entrants;
- legal and regulatory requirements related to us investing in cryptocurrencies and accepting cryptocurrencies as a method of payment for our services;
- risks related to our holdings of digital tokens, including risks related to the volatility of the trading price of the digital tokens and our ability to convert digital tokens into fiat currency;
- risk associated with our termination agreement with ProximaX Limited ("ProximaX") including that ProximaX may make certain future payments to us in digital tokens that have a speculative value;
- our ability to develop functional new cybersecurity technologies that will be accepted by the marketplace, including PeerStream Protocol;
- our ability to obtain additional capital or financing to execute our business plan, including through offerings of debt or equity;
- our ability to develop, establish and maintain strong brands;
- the effects of current and future government regulation, including laws and regulations regarding the use of the internet, privacy and protection of user data and blockchain and cryptocurrency technologies when and if necessary;
- our ability to manage our partnerships and strategic alliances;
- our reliance on our executive officers and consultants; and
- our ability to release new applications on schedule or at all, as well as our ability to improve upon existing applications.

For a more detailed discussion of these and other factors that may affect our business, see our filings with the Securities and Exchange Commission, including the discussion under "Risk Factors" set forth in our latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We caution that the foregoing list of factors is not exclusive, and new factors may emerge, or changes to the foregoing factors may occur, that could impact our business. We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this report, except to the extent required by applicable securities laws.

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PeerStream is a Communications Software Innovator

A public company with a 20-year innovation legacy in consumer social video apps

Foundational Technology & Innovation

Pioneered the introduction of voice and video into text chat

26 Patents, licensed to Sony, Microsoft, etc.

Founded 1998

Operating Consumer Apps at Global Scale

Billions of multimedia messages sent to nearly half a billion users paltalk

camfrog

Since 1999

Externalized Security Technology

Initiated project powering secure multimedia messaging and data streaming

Foundational client signed March 2018

Since 2017

Our Mission

To offer market-leading communications solutions for specialized applications that demand uncompromising privacy and security

2019 Forward

PEER Market Data	Price per Share:	$1.80	52-Week Range:	$1.05 - $5.99	Market Cap:	$12.4 MM
(as of 9/20/19):	Enterprise Val:	$7.8 MM	Avg. Daily Vol (30 day):	<1,000	Shares Outstanding:	6.9 MM

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Investment Highlights 1 Source: Gartner, A u gust 2018. Excludes portion of the entire $124 billion market attributable to service fees and hardware/infrastructure securi ty. Entrepreneurial management team building on 20 years of pioneering communications technology $45 billion information security market 1 presents a huge and rapidly growing opportunity Early customer traction and current potential for an inflection point of client adoption 4

1 Source: Gartner, August 2018. Excludes portion of the entire $124 billion market attributable to service fees and hardware/in fra structure security. 2019 President’s federal budget for cyber is $15bln, though there is additional undisclosed funding. 2019 budget increased 14% since 2017 82% percent of states report that cybersecurity is a high priority but only 13% rate themselves as proficient. -- FEMA 2017 Report Elevated ambition and resources of cyber attackers Emergence of cyberattacks as a tool of warfare Heightened awareness of extreme costs of breach Deepening and comprehensive dependency on computing $45 Bln Information Security Market Sizing 1 Large Market for InfoSec: US Government is Greater Than 33% 5

Even with the best end - to - end encryption, messaging and data communications have critical vulnerabilities and are disruptable ● Sender/recipient metadata (IP, location, identity) is exposed, breaching privacy ● Discoverability of sender and recipient identities makes them targets of attack ● Even sophisticated metadata obfuscation techniques have a signature; hackers can find and block such traffic Problem: Public Network Communications Are Vulnerable U.S. military, intelligence, emergency response, etc. do not have software security solutions for this. Human lives and $ billions are at stake Note: More on the metadata problem here from EFF . 6

● Our customizable solution helps the sender and recipient “Hide in Plain Sight” ○ Protocol with multi - layer transport encryption for intelligent routing (inspired by TOR), protecting user identity / geolocation ○ Front - end SDKs/apps with hardware - based encryption for cross - platform secure and ephemeral comms ○ Payload camouflage evades deep packet inspection / service blocking ● Progress & traction: $8.4MM in revenues in 2018/19 from foundational client ○ Early version of protocol deployed with a customer January 2019 ○ Late stages of dev/testing on use case extensions We May Have the Only In - Market Solution for Communications Network Anonymity Three Levels of Comms Security: ● Content (the message is protected) ● Metadata (the sender and recipient ID is protected) ● Network (the transmission is indistinguishable from other internet traffic) 7

Most Competitors Focus Only on Content Protection 8 Competitive Company Content Level Metadata Level Network Level Blackberry * Koolspan * Signal Silent Circle * Telegram WhatsApp Telos Ghost * Wickr * Wire SecureCo * ● Most government procurement is via large prime contractors (e.g., Raytheon, General Dynamics) ● Most technology provided by prime contractors is subcontracted to smaller companies. Secure comms providers below span consumer, enterprise and government * Has a government - focused product offering (that we are aware of)

PeerStream Products Address Communications Security Gaps

PEERSTREAM PROTOCOL

Intelligent Routing and Encryption for Communications and Data Transport

- Secure end-to-end encryption assures confidentiality
- Multi-layer transport encryption based on onion routing
- Intelligent routing similar to TOR hidden services protects end-point/user identity and geolocation backchannel

Front-end complement to PSP for cross platform secure end-user communications

- Ephemeral communications
- Developing hardware-based encryption and carrier-level identity attestation[1]
- Capability for compliance and audit options to meet regulatory requirements

1. Hardware encryption via partnership with Rivetz. Carrier identity attestation through partnership with Telefonica.

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Use Cases: First - Best Applications for Government Critical Infrastructure Data Communications System/IoT and human communications, alerts and control mechanisms for infrastructure can be hardened against bad actors seeking disruption and ransom attacks. Law Enforcement Guard sensitive communication on active investigations and logistical coordination to avoid confidentiality breaches and interference, and as warranted, protect the identity of investigators. Emergency Management Decentralized and encrypted routing of critical communications provides protection from disruption and interference from bad actors so that crisis management comms are reliably available. Military / Intelligence Protection of metadata (e.g., IP address, geo - location, identity) for low - profile, secure and anonymous comms for field operatives and intelligence assets . Operates on consumer - grade devices/networks: inexpensive and inconspicuous. 10

Strong Traction in Federal Government Sales & BD

- Sales pipeline of 70+ targets, of which approximately 85% are government opportunities
- Pipeline includes >$60MM of potential annual recurring revenue[1]
- Direct-to-government sales prioritized where target has budgetary autonomy; otherwise seeking access through prime contractors
- High percentage uptake in sourcing leads (nearly 100%). Negligible attrition once in the sales funnel, though long timelines
- We presently have only one full-time sales/BD role; have not yet addressed the enterprise market

1. Represents revenue potential if PeerStream converted all pipeline prospects to paying clients at the expected revenues based on contemplated service levels and pricing. No assurance can be given that PeerStream will convert all or any pipeline prospects into paying customers, or at what value.

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We Expect to Broaden to Enterprise Customer Targets As Well

Licensing & Service Revenue Model	Multi-year contracts with recurring licensing revenue, plus service revenue for installation, customization, support and training

GOVERNMENT

Military / Intelligence
CIA, NSA, Military Special Ops, Army S&T, Navy, Marines, DARPA

Emergency Management
FEMA, first responders, alert systems, interdepartmental comms

Law Enforcement
DOJ/FBI, State & Large Metro Police, CBP, ICE

Critical Infrastructure Data Comms
Power grid, fuel & water supply, voting, transportation (e.g., air traffic control)

ENTERPRISE

Telecom
Terrestrial/satellite carrier comms security. GDPR compliant customer data handling

Healthcare
Inter-hospital comms/data, telemedicine, HIPAA-compliant patient interactions

Financial Services
Secure and identity-controlled comms between financial advisors, traders, etc.

Critical Infrastructure Data Comms
IoT command, reporting and alerts for manufacturing, supply chain, telecom, etc.

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Go-to-Market Strategy in $45 Billion[1] Info Security Market

Software Commercial Readiness

- PSP code complete, available on public test net for 3rd party developers
- Working with ElevenPaths on PSP protocol validation and exploring mutual commercial opportunities
- PSP / Backchannel security solution commercial ready by Q4 2019

Capability-Expanding Partnerships

- ProximaX (first customer) live implementation of PSP
- Telefonica/Rivetz partnership offers hardware-based encryption
- Building strategic partners that compliment PSP's core value offering
- Engaging subject matter experts for access to government decision-makers

Building Sales Pipeline

Active sales and BD efforts targeting enterprise and government

- Sales to government directly and through contractors
- Direct and channel partner sales to enterprises with secure comms/data requirements
- Seeking commercial licenses as soon as Q4 2019

[1]Source: Gartner, August 2018. Excludes portion of the entire $124 billion market attributable to service fees and hardware/infrastructure security.

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US - focused, worldwide video chat community targeting users over 35 Asia - centric video chat community targeting users from 18 - 35 US - focused video chat community targeting users 18 - 35 SHARED COMMON INTERESTS 24/7 ENTERTAINMENT A PLATFORM FOR FREE EXPRESSION CONNECTION TO FAMILY/FRIENDS Consumer Apps Business: Social Video Apps One of the world’s leading live video chat communities with 20 year of history enabling users to connect and communicate across multiple devices, offering: Billions of multimedia messages sent to nearly half a billion users 14

Investments to Drive Social Video Business Growth More Proactive User Acquisition ● Ramping up promotional video content on social media platforms (e.g., Instagram) to increase following ● More disciplined PPC marketing to drive positive ROI Live video streaming market was $10.1 billion in 2018 and growing rapidly 1 1. Source: gamesindustry.biz article 10/31/18 Enhancements to Social Video Apps to Drive Growth ● Investing in live streaming talent and content to build audience engagement and monetization ● Adding features to facilitate meeting and 1:1 social interaction ● “Props” by YouNow integration, a reward system to incentivize community - building and user retention 15

Subscriptions • Freemium model with subscriptions that expand access and unlock status Advertising Revenue • Driven by ad networks and direct - to - advertiser relationships Virtual Gifts and Micro - transactions • Virtual gifts enhance status and build relationships • Micro - transactions permit one - time premium access CONSUMER APPS ENTERPRISE SOFTWARE USER MONETIZATION TODAY EMERGING REVENUE STREAMS Licensing Services Support Business Model with Multiple Emerging Revenue Streams 16

• YTD 2019 revenue was approximately flat as compared to the comparable period in 2018 ○ 2019 YTD technology services revenue of $3.4MM from ProximaX represents the full recognition of contractual prepayments • YTD 2019 net income improved $3.8MM vs. comparable period in 2018 • YTD 2019 adjusted EBITDA 1 was approximately flat, as compared to the comparable 2018 period Financial Highlights 1 Adjusted EBITDA is a non - GAAP measure. See the Appendix for the reconciliation of Adjusted EBITDA to net income (loss), the mos t directly comparable financial measure calculated in accordance with GAAP. 17

Existing Balance Sheet Funds R&D $000s June 30, 2019 Cash and Cash Equivalents $4,642 Digital Tokens $777 Total Assets $21,368 Deferred Revenue $1,477 Total Liabilities $4,193 Shareholder’s Equity $17,175 Total Liabilities and Shareholders Equity $21,368 Other Considerations: • Board of Directors authorized a stock repurchase program for up to $500K of our common stock, to opportunistically buy at low prices • At 12/31/18, PeerStream had a NOL of approximately $20.2 MM 18

Seasoned Leadership: Diverse and Complementary Expertise Jason Katz Chairman, President + COO Eric Sackowitz Alex Harrington CEO CTO • Joined PeerStream in 2014 and is also serving as interim CFO/Principal Financial Officer • CEO of MeetMoi, a mobile dating pioneer (sold to Match.com) • SVP of Strategy & Operations for Zagat (acquired by Google) • MBA from Wharton and a B.A. from Williams College • Joined PeerStream in 2013 • VP of Technology and Product, World Wrestling Entertainment (WWE) • VP of Technology Operations at Digitalsmiths Corp (sold to TiVo) and predecessor company Gotuit Media • Director, Broadcast Operations and IT at CBS Corporation • B.S. from SUNY Albany • Founder of A.V.M. Software, predecessor company of PEER • Authority on instant messaging as well as web - based voice and video • Co - founder of MJ Capital, a money management firm • J.D. from NYU Law and a B.A. from the University of Pennsylvania 19

THANK YOU PeerStream, Inc. | Ticker: PEER Contacts: Alex Harrington, CEO alex@peerstream.com IR@peerstream.com 20

Non - GAAP Financial Measures Adjusted EBITDA is defined as net income (loss) adjusted to exclude net income (loss) from discontinued operations, gain on s ale of dating applications, interest income, net, income tax benefit (expense) from continuing operations, income tax benefit from discontinued operations, depreciation and amortization expense, im pairment loss on digital tokens and stock - based compensation expense. The Company presents Adjusted EBITDA because it is a key measure used by the Company’s management and i ts Board of Directors to understand and evaluate the Company’s core operating performance and trends, to develop short - and long - term operational plans, and to allocate resources to expand the Company’s business. In particular, the exclusion of certain expenses in calculating Adjusted EBITDA can provide a useful measure for period - to - period comparisons of the cash ope rating income generated by the Company’s business. The Company believes that Adjusted EBITDA is useful to investors and others to understand and evaluate the Company’s operating re sul ts and it allows for a more meaningful comparison between the Company’s performance and that of competitors. Management also uses non - GAAP financial measures internally in analyzing the Company's financial results to assess operational performance and to determine the Company's future capital requirements. The presentation of this financial information is not in tended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP. Some limitations of Adjusted EBITDA as a financial measure include that: • Adjusted EBITDA does not (i) reflect cash capital expenditure requirements for assets underlying depreciation and amortizatio n e xpense that may need to be replaced or for new capital expenditures; (ii) reflect the Company's working capital requirements; (iii) reflect the impairment loss on digital tokens; o r ( iv) consider the potentially dilutive impact of stock - based compensation; and • Other companies, including companies in our industry, may calculate Adjusted EBITDA differently or choose not to calculate Ad jus ted EBITDA at all, which reduces its usefulness as a comparative measure. Because of these limitations, you should consider this non - GAAP financial information along with other financial performance mea sures reported in our filings with the Securities and Exchange Commission, including total revenues, subscription revenue, deferred revenue, net income (loss), cash and cash equivalents, r est ricted cash, net cash used in operating activities and our financial results presented in accordance with GAAP. The following unaudited table presents a reconciliation of net income (loss), the most directly comparable financial measure cal culated and presented in accordance with GAAP, to Adjusted EBITDA for the year ended December 31, 2018 and the six months ended June 30, 2019 and 2018 (in thousands): Non - GAAP Reconciliation: Adjusted EBITDA 21 21